SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                   September 2, 1998 (September 1, 1998)


                      NORFOLK SOUTHERN RAILWAY COMPANY
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


                                  1-743; 1-3744;
           Virginia               1-4793; 1-546-2           53-6002016
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    (State of Incorporation)    (Commission File No.)     (IRS Employer
                                                        Identification No.)


                           Three Commercial Place
                        Norfolk, Virginia 23510-2191
                  ----------------------------------------
                  (Address of principal executive offices)


                               (757) 629-2682
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                      (Registrant's telephone number)


                                 No Change
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 5.  Other Events.

            Effective September 1, 1998, Norfolk and Western Railway Company ("N&W") was merged with and into its parent, the registrant. Pursuant to the terms of the related Agreement and Plan of Merger, registrant is the surviving company and formally succeeds to all N&W's assets and liabilities, including its obligations in respect of the following debt securities registered pursuant to Section 12(b) of the Securities Exchange Act (the "N&W Debt Securities"):

      (i)   $1,754,900.00 4.85% Subordinated Income Debentures of
            NW due November 15, 2015, and

      (ii) $4,466,000.00 6% Subordinated Income Debentures of The Virginian Railway Company due August 1, 2008.

            Following the merger, the N&W Debt Securities will continue to be listed on the New York Stock Exchange under their current designations.




                                  Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORFOLK SOUTHERN RAILWAY COMPANY
                                              (Registrant)


                                    By:  /s/ Dezora M. Martin
                                       ------------------------------
                                                  (signature)
                                              Dezora M. Martin
                                       Assistant Corporate Secretary


Date:  September 2, 1998